UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-05992

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

          2 World Financial Center, Building B, New York, N.Y. 10281

                      Nomura Asset Management U.S.A. Inc.
          2 World Financial Center, Building B, New York, N.Y. 10281

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:   February 28, 2005

Date of reporting period:  August 31, 2004

ITEM 1.  REPORT TO SHAREHOLDERS
----------------------------------------------------------------------------

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

To Our Shareholders:

                                                              October 26, 2004

     We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the "Fund") for the six months ended August 31, 2004.

     The Net Asset Value per share ("NAV") of the Fund increased by 12.9% during the six months. The closing market price of the Fund on August 31, 2004, on the New York Stock Exchange was $11.59, representing a premium of 9.2% to the NAV of $10.61. The net assets of the Fund amounted to $168,076,352 on August 31, 2004.

     The TOPIX, consisting of all companies listed on the Tokyo Stock Exchange (the "TSE") First Section, increased by 4.6% and the Nikkei Average Index (a price-weighted index of 225 leading stocks on the TSE) increased by 0.6%, in United States ("U.S.") dollar terms, during the six months ended August 31, 2004. The Nikkei JASDAQ Average Index (the "OTC Index"), a price-weighted index of the quotations of the OTC registered stocks, and the Index of the Japan Securities Dealers Association Quotation System (the "JASDAQ Index"), a capitalization-weighted index of all OTC stocks, increased by 20.0% and 22.7%, respectively, in U.S. dollar terms, during the same period. The Japanese yen (the "Yen") appreciated by 0.2% against the U.S. dollar during the six months.

Performance

     The Fund underperformed the OTC Index by 7.1 percentage points during the six months ended August 31, 2004. Exposure to the semiconductor, liquid crystal display and digital consumer electronics products companies, such as Dainippon Screen Mfg., T&K Toka and Chiyoda Integre detracted from the relative performance. These stocks under-performed due to the uncertain outlook for supply-demand conditions in the semiconductor and liquid crystal display businesses, and a cautious outlook for sales of digital consumer electronics products. In addition, the underperformance was mainly attributable to the Fund's holdings such as Toysrus-Japan and Nichii Gakkan, which announced the downward revision on their outlook for this fiscal year. The Fund underperformed the JASDAQ Index by 9.8 percentage points during the same period.

     The NAV of the Fund increased by 0.1% for the quarter ended August 31, 2004. During the same period, the Nikkei Average Index and the JASDAQ Index each decreased by 0.1% and 1.2%, respectively, in U.S. dollar terms. The OTC Index and the TOPIX increased by 0.1% and 0.4%, respectively. The Yen appreciated by 1.3% during the same period. The Fund outper-formed the OTC Index by 0.1 percentage points and outperformed the JASDAQ Index by 1.3 percentage points.

The Portfolio

     The Fund's equity exposure decreased from 98.5% at February 29, 2004 to 97.5% at August 31, 2004. The Fund was diversified into 114 issues, of which 61 issues were TSE First Section stocks, 11 were TSE Second Section stocks, 36 were JASDAQ stocks and 6 were other smaller capitalization stocks, comprising 53.5%, 9.9%, 27.9% and 6.2%, respectively, of net assets on August 31, 2004.

Market Review

     The OTC Index gained 19.7% in local currency terms for the six months ended August 31, 2004. The OTC Index outperformed the broad Japanese stock market TOPIX index, which slightly appreciated by 4.3%.

     In March, the Japanese overall market extended its rally and outperformed the U.S. and European markets. Some events had a negative impact globally, such as the terrorist attacks in Spain and the Hamas leader's assassination in Israel. However, favorable domestic macroeconomic data and expectations of an end to deflation outweighed the negative news and supported the view that the Japanese economy could be on course for a steady expansion.

     In April, the broad TOPIX Index extended its rally through the beginning of April based on strong Tankan survey results. However, the stock market began to consolidate again by the month end. Stock prices stumbled following the release of strong employment data in the U.S. that raised concerns of an eventual interest rate increase from the Federal Reserve. The market also responded to fears that the Chinese authorities might tighten policy in an attempt to rein in the country's overheating economy. Meanwhile, the OTC Index continued to extend their rally during the month and outperform the TOPIX Index by considerable margin because of its lower sensitivity to many of the troubles that had overshadowed the main market, such as monetary policy in the U.S. and the economic slowdown in China.

     In the Japanese stock market, consolidation took hold until mid-May based on concerns about the possible impact of an eventual interest rate increase from the Federal Reserve. Apprehension over rising oil prices and the regional impact of austerity measures to rein in the growth of China's economy also undermined investor sentiment. Nevertheless, the Japanese over all stock market was able to make up for the early losses toward the end of June, helped by favorable macro economic figures. The rising U.S. stock market and the easing of crude oil prices provided further support for the Japanese overall market.

     In July, the OTC Index declined, erasing most of the gains earned in June as a result of profit-taking activity following a sharp rise in share prices since the beginning of this year. Although a favorable set of Tankan survey results was issued right at the beginning of the month, the market failed to react to the positive news. Instead, the Japanese stock market succumbed to the negative impact of a return to rising oil prices, the decline in the U.S. stock market that followed the negative June employment data results, and the weak earnings results issued by some consumer electronics companies.

     In August, the OTC Index mostly traded in parallel with the broad Japanese stock market. The Japanese stock market extended its decline through to the middle of the month amid very low summer trading volume. Discouraging April-June real GDP data (the preliminary estimates) for Japan pushed the Tokyo market lower. Meanwhile, disappointing figures for U.S. real GDP and employment, plus soaring oil prices, together overshadowed the U.S. stock market and also damaged investor sentiment in Japan. Pessimism started to evaporate later in August and the Japanese stock market climbed higher for ten consecutive trading days partly as a result of bargain hunting activity, but helped by a pause in the oil price rally and a recovery in U.S. stock prices. The Japanese stock marketeventually regained most of the earlier losses.

Outlook and Strategy

     Several factors that are now influencing Japanese stocks and the economy are together likely to keep the market range-bound for the time being. From a broad macro viewpoint, a more cautious consensus outlook has been emerging in relation to the global economy. Although the Fund forecasts a smaller increase in U.S. interest rates this year than the market consensus, this is mainly because the Fund is less optimistic about the growth prospects in the U.S. Although the Fund expects the American economy to resume its recovery next year, the expected slowdown will impede export growth for Japanese companies for now.

     Oil prices may now be less of a threat to the Japanese economy. In relation to Japan's GDP, a $10 increase in the price of crude oil would result in an increase in oil import costs equivalent to only 50 basis points of Japan's GDP growth. Furthermore, given that the recent surge in oil prices has been driven by speculative activity, the Fund expects them to ease towards the year-end, with the benchmark crude oil price likely to edge back below $40 per barrel. Such a reversal would benefit the global economy and further aid the expected recovery.

     However, the Fund has made no changes to GDP growth forecasts for Japan for this year and next year of 3.5% and 1.6% respectively. The slowdown in export growth as the U.S. economy struggles to regain momentum will have an impact on capital expenditure and therefore domestic demand too. Although capital spending is closely correlated with export growth, one encouraging sign is the capital coefficient (capital stock/real GDP), which is now declining and suggests that the long-standing issue of overcapacity is now being resolved. Fiscal policy on the other hand is unambiguously negative for domestic demand. The rolling back of tax breaks introduced in the late 1990s and recent increases in social insurance premiums will undermine the household spending component of domestic demand over the coming months.

     With so many conflicting influences, it is unlikely to see any valuation expansion for now. Given the prospect that the 10% earnings growth expectation for this fiscal year has already been priced into the stock market, we need to see further positive developments in terms of corporate profits.

     The Fund believes the current stock price consolidation will eventually uncover considerable value from a long-term investment perspective. Therefore, the Fund intends to maintain focus on long-term investment opportunities, namely the strategy remains focused on identifying and selecting oversold stocks.

We appreciate your continuing support of your Fund.

Sincerely,


Yasushi Suzuki
President


                      NEW PRINCIPAL INVESTMENT STRATEGY

     The Fund's Shareholders approved a new Principal Investment Strategy whereby the Fund, under normal circumstances, will invest at least 80% of its total assets in smaller capitalization Japanese equity securities traded on the Tokyo, Osaka and Nagoya Stock Exchanges. JASDAQ, Mothers, Hercules, Centrex, and other indices or markets determined by Nomura Asset Management U.S.A., Inc. to be appropriate indices or markets for smaller capitalization companies in Japan ("Smaller Capitalization Companies").

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov.

                       SHAREHOLDERS ACCOUNT INFORMATION

     Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Equiserve Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

                               INTERNET WEBSITE

     NAM-U.S.A. has established an Internet website which highlights its history, investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.



                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                       FUND HIGHLIGHTS--AUGUST 31, 2004

                                 (Unaudited)


KEY STATISTICS
Net Assets...........................................................................  $168,076,352
Net Asset Value per Share............................................................        $10.61
Closing NYSE Market Price............................................................        $11.59
Percentage Change in Net Asset Value per Share*+.....................................         12.9%
Percentage Change in NYSE Market Price*+.............................................          7.4%


MARKET INDICES
Percentage change in market indices:*
                                                                                         YEN      U.S.$
                                                                                         ---      -----
TOPIX................................................................................   4.3%        4.6%
Nikkei Average.......................................................................   0.4%        0.6%
JASDAQ...............................................................................  22.4%       22.7%
OTC..................................................................................  19.7%       20.0%
*From March 1, 2004 through August 31, 2004. +Reflects the percentage change in share price.


ASSET ALLOCATION
Japanese Equities
  TSE First Section Stocks.............................................................      53.5%
  TSE Second Section Stocks............................................................       9.9%
  JASDAQ Stocks........................................................................      27.9%
  Other Smaller Capitalization Stocks..................................................       6.2%
Cash and Cash Equivalents............................................................         2.3%
                                                                                            -----
 Total Investments....................................................................       99.8%
Other Assets less Liabilities, Net...................................................         0.2%
                                                                                            -----
  Net Assets...........................................................................     100.0%
                                                                                            =====


INDUSTRY DIVERSIFICATION
                                                             % of                                                        % of
                                                       Net Assets                                                  Net Assets
                                                       ----------                                                  ----------
Services                                                     15.1  Banks and Finance............................          4.8
Miscellaneous Manufacturing......................            12.0  Electric.....................................          3.3
Automotive Equipment and Parts...................            10.4  Wholesale....................................          3.3
Chemicals and Pharmaceuticals....................             8.3  Textiles and Apparel.........................          3.0
Electronics......................................             7.9  Machinery and Machine Tools..................          2.9
Retail...........................................             7.6  Iron and Steel...............................          2.9
Information and Software.........................             6.7  Restaurants..................................          1.8
Food Manufacturing...............................             5.2  Real Estate and Warehouse....................          1.5
                                                                   Telecommunications...........................          0.8


                               TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE

                                                                                                   Market               % of
Security                                                                                           Value             Net Assets
--------                                                                                           -----             ----------
C. Uyemura & Co., Ltd.......................................................................     $4,093,774               2.5
Arisawa Manufacturing Co., Ltd..............................................................      4,081,901               2.4
Yamoto Kogyo Co., Ltd.......................................................................      3,674,157               2.2
Musashi Seimitsu Industry Co., Ltd..........................................................      3,106,694               1.9
Nissin Healthcare Food Service Co., Ltd.....................................................      3,045,061               1.8
Meganesuper Co., Ltd........................................................................      2,864,752               1.7
Yusen Air & Sea Service Co., Ltd............................................................      2,736,340               1.6
Nova Corporation............................................................................      2,690,737               1.6
United Arrows Limited.......................................................................      2,665,605               1.6
Nippon Cable Systems Inc....................................................................      2,649,585               1.6

                   JAPAN SMALLER CAPITALIZATION FUND, INC.


                           SCHEDULE OF INVESTMENTS

                               AUGUST 31, 2004

                                 (Unaudited)


                                                                                                                      % of
                                                                                                       Market         Net
                                                                          Shares          Cost          Value       Assets
                                                                          ------          ----          -----       ------
EQUITY SECURITIES
Automotive Equipment and Parts
Calsonic Kansei Corporation............................................       85,000   $   603,780    $   604,441      0.4
  Radiators, mufflers and air conditioning systems
Futaba Industrial Co., Ltd.............................................      129,800     2,214,973      2,272,408      1.4
  Mufflers and exhaust manifolds
Musashi Seimitsu Industry Co., Ltd.....................................       70,100     1,309,410      3,106,694      1.9
  Ball joints, camshafts and gears
Nippon Cable Systems Inc...............................................      186,300     1,693,754      2,649,585      1.6
  Control cables
Nippon Piston Ring Co., Ltd............................................      537,000     1,030,113        985,457      0.6
  Internal combustion engine parts
Nissin Kogyo Co., Ltd..................................................       68,000     1,519,766      1,868,697      1.1
  Brake systems
Nittan Valve Co., Ltd..................................................      296,000     1,873,251      1,833,280      1.1
  Engine valves
Toyoda Boshoku Corporation.............................................      121,200     2,219,294      2,613,387      1.6
  Air filters, oil filters, bumpers and interior materials
U-Shin, Ltd............................................................      142,000     1,006,769      1,103,583      0.7
  Door locks                                                                            ----------     ----------     ----
Total Automotive Equipment and Parts...................................                 13,471,110     17,037,532     10.4
                                                                                        ----------     ----------     ----


Banks and Finance
The Bank of Fukuoka, Ltd...............................................      196,000      991,483      1,023,297       0.6
  Deposits, loans and exchange transactions
The Hiroshima Bank, Ltd................................................      256,000    1,127,041      1,134,541       0.7
  General banking services
The Hyakugo Bank, Ltd..................................................      129,000      714,364        735,046       0.0
  General banking services
Okasan Holdings, Inc...................................................      221,000    1,455,508      1,243,043       0.8
  Financial services
Ricoh Leasing Co., Ltd.................................................       99,600    2,268,366      2,563,454       1.5
  Credit sales and leasing
Sanyo Shinpan Finance Co., Ltd.........................................       34,700    1,898,164      2,037,712       1.2
  Consumer financing                                                                    ---------      ---------       ---
Total Banks and Finance................................................                 8,454,926      8,737,093       4.8
                                                                                        ---------      ---------       ---

Chemicals and Pharmaceuticals
Arisawa Manufacturing Co., Ltd.........................................      101,800    2,280,644      4,081,901       2.4
  Glassfibers and insulating resins
C. Uyemura & Co., Ltd..................................................      143,000    2,365,695      4,093,774       2.5
  Chemicals
Mandom Corporation.....................................................       69,000      962,431      1,674,588       1.0
  Cosmetic products


                      See notes to financial statements

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                               AUGUST 31, 2004

                                 (Unaudited)



                                                                                                                         % of
                                                                                                          Market         Net
                                                                            Shares        Cost            Value          Assets
                                                                            ------        ----            -----          ------
Matsumoto Yushi-Seiyaku Co., Ltd........................................       11,500     $   215,544    $   275,405       0.2
  Analgesic anti-inflammatory agents
Shizuokagas Co., Ltd....................................................      366,000       1,024,377      1,470,918       0.9
  Natural gas supplier
T & K Toka Co., Ltd.....................................................       90,400       1,456,299      1,849,722       1.0
  Ink for printing
Towa Pharmaceutical Co., Ltd............................................       26,200         537,057        543,304       0.3
  Generic drugs                                                                             ---------     ----------       ---
Total Chemicals and Pharmaceuticals.....................................                    8,842,047     13,989,612       8.3
                                                                                            ---------     ----------       ---


Electric
Citizen Electronics Co., Ltd............................................       41,800       1,275,976      2,236,032       1.3
    Electric parts
Eneserve Corporation....................................................       44,400       1,008,420      1,548,103       0.9
    Electric generation system for supermarkets
Mirai Industry Co., Ltd.................................................      261,000       2,586,427      1,822,462       1.1
    Plastic molded electric materials                                                       ---------      ---------       ---
Total Electric..........................................................                    4,870,823      5,606,597       3.3
                                                                                            ---------      ---------       ---


Electronics
Chiyoda Integre Co., Ltd................................................       98,520         913,011      2,160,506       1.3
    Electronic components
Cosel Co., Ltd..........................................................       76,500       1,986,521      1,912,763       1.2
    Electrical machinery
Dainippon Screen Mfg. Co., Ltd..........................................      338,000       1,499,003      1,907,327       1.1
    Electronic components
Fuji Electric Industry Co., Ltd.........................................       44,200         465,890        385,282       0.2
    Electronic parts
Fukuda Denshi Co........................................................       39,000         961,762      1,188,053       0.7
    Medical electronic equipment
Kuroda Electric Co., Ltd................................................       60,700         738,396      2,428,334       1.5
    Materials and components
Mimasu Semiconductor Industry Co., Ltd..................................      113,800       1,802,416      1,502,576       0.9
    Semiconductor materials
Sumisho Electronics Co., Ltd............................................       71,200         923,917        712,098       0.4
    Office systems
Toshiba Tec Corp........................................................      236,000         961,605      1,013,424       0.6
    Electronic equipment manufacturing                                                     ----------     ----------       ---
Total Electronics.......................................................                   10,252,521     13,210,363       7.9
                                                                                           ----------     ----------       ---


Food Manufacturing
Arcs Co., Ltd...........................................................      123,480       1,215,997      1,578,269       1.0
  Supermarket chain
Ariake Japan Co., Ltd...................................................       39,083         739,366      1,072,241       0.7
  Natural seasonings

                       See notes to financial statements

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                               AUGUST 31, 2004

                                 (Unaudited)


                                                                                                                         % of
                                                                                                          Market         Net
                                                                            Shares        Cost            Value          Assets
                                                                            ------        ----            -----          ------
Kakiyasu Honten Co., Ltd................................................       80,600      $  674,732     $1,220,260       0.7
  Processed meat products, fresh meats, and side dishes
Nippon Flour Mills Co., Ltd.............................................      272,000       1,240,141      1,225,416       0.7
  Flour and grain
Ozeki Co., Ltd..........................................................       24,000       1,132,929        662,844       0.4
  Supermarket chain
Plenus Co., Ltd.........................................................       71,560       1,779,828      1,707,171       1.0
  Japanese lunch-boxes
Q'sai Co., Ltd..........................................................      125,000         522,021      1,216,910       0.7
  Frozen and processed foods and juice drinks                                               ---------      ---------       ---
Total Food Manufacturing................................................                    7,305,014      8,683,111       5.2
                                                                                            ---------      ---------       ---


Information and Software
Argo Graphics Inc.......................................................       72,000         896,182      1,255,219       0.8
  Computer aided design software
Daiwabo Information System Co., Ltd.....................................       99,000       1,277,786      1,327,146       0.8
  Develops and sells personal computers and softwares
Index Corporation.......................................................          216          75,764        499,445       0.3
  Cellular phone, internet content
Jastec Co., Ltd.........................................................        6,800          90,925        120,233       0.1
  Business application software
Konami Computer Entertainment Tokyo, Inc................................       82,900         870,937      1,658,228       1.0
  Video games software
NEC Mobilling, Ltd......................................................       72,400       2,077,827      1,926,504       1.2
  Software for mobile telecommunication systems
Netmarks, Inc...........................................................          145         806,554        818,232       0.5
  Designing, developing and building network systems
Net One Systems Co., Ltd................................................          436       1,673,709      1,580,217       0.9
  Designs, installs, maintains, and sells computer
    network systems
Trend Micro Inc.........................................................       19,500       1,488,481        853,466       0.5
  Computer software, anti-virus server
Works Applications Co., Ltd.+...........................................          280         529,903        978,850       0.6
  Software development                                                                      ---------     ----------       ---
Total Information and Software..........................................                    9,788,068     11,017,540       6.7
                                                                                            ---------     ----------       ---


Iron and Steel
Nisshin Steel Co., Ltd..................................................      520,000       1,092,166      1,111,713       0.7
  Steel producers
Yamato Kogyo Co., Ltd...................................................      252,000       3,361,820      3,674,157       2.2
  Steel producers                                                                           ---------      ---------       ---
Total Iron and Steel....................................................                    4,453,986      4,785,870       2.9
                                                                                            ---------      ---------       ---

                      See notes to financial statements

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                               AUGUST 31, 2004

                                 (Unaudited)


                                                                                                                         % of
                                                                                                          Market         Net
                                                                            Shares        Cost            Value          Assets
                                                                            ------        ----            -----          ------
Machinery and Machine Tools
Nihon Ceratec Co., Ltd..........................................                141      $  673,307      $  556,315      0.3
  Ceramics for semiconductors
Shinkawa Ltd....................................................              6,400         125,592         116,860      0.1
  Bonders and semiconductors
THK Co., Ltd....................................................            117,400       3,342,204       2,009,001      1.2
  Linear motion systems for industrial machines
Tsubaki Nakashima Co., Ltd......................................             85,500       1,092,843       1,055,953      0.6
  Bearing balls, blowers and precision ball screws
Yamazen Corporation.............................................            412,000       1,259,716       1,217,268      0.7
  Machinery and tools                                                                     ---------       ---------      ---
Total Machinery and Machine Tools...............................                          6,493,662       4,955,397      2.9
                                                                                          ---------       ---------      ---


Miscellaneous Manufacturing
Central Glass Co., Ltd..........................................            297,000       1,565,509       2,237,345      1.3
  Glass products
Dynic Corporation +.............................................            379,000       1,210,421       1,140,634      0.7
  Bookbinding cloth
Fuji Seal, Inc..................................................              2,050          36,799          90,476      0.1
  Packing materials
Fujimi Inc......................................................              6,400         110,618         146,809      0.1
  Polishing materials for silicone wafers
JSP Corporation.................................................            125,000       1,832,394       1,617,195      1.0
  Polystyrene products
Kansai Paint Co., Ltd...........................................            170,000       1,071,846       1,095,013      0.6
  Manufactures and sells a wide range of paints
Kitagawa Industries Co., Ltd....................................             26,400         380,394         387,576      0.2
  Metal products and fasteners
Mani, Inc.......................................................             79,800       1,378,387       2,416,296      1.4
  Medical goods and equipment
Mizuno Corporation..............................................            184,000         670,619         781,686      0.5
  Sporting goods
Nichiha Corporation.............................................            134,600       1,209,825       2,124,256      1.3
  Ceramic exterior walls and fiber boards
Nippon Kodoshi Corp.............................................            188,000       2,839,396       1,845,759      1.1
  Paper for electric insulation
Onkyo Corp......................................................             64,000         284,060         234,895      0.1
  Multi-media products
Riso Kagaku Corporation.........................................             38,600       1,486,517       1,597,339      1.0
  Printing and copying machines
Sanei-International Co., Ltd....................................             35,000       1,299,223       1,204,294      0.7
  Fashion apparel
Secom Techno Service Co., Ltd...................................             44,000       1,176,991       1,538,193      0.9
  Security systems, provides maintenance service

                      See notes to financial statements

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                               AUGUST 31, 2004

                                 (Unaudited)


                                                                                                                         % of
                                                                                                          Market         Net
                                                                            Shares        Cost            Value          Assets
                                                                            ------        ----            -----          ------
SK Kaken Co., Ltd.............................................               54,500     $ 1,291,387     $ 1,595,220        1.0
  Paints
Suruga Co., Ltd...............................................                1,500          22,861          31,380        0.0
  Daily necessities, novelties and promotional items                                      ---------       ---------        ---
Total Miscellaneous Manufacturing.............................                           17,867,247      20,084,366       12.0
                                                                                          ---------       ---------        ---


Real Estate and Warehouse
Leopalace21 Corporation........................................              89,000         865,671       1,747,580        1.0
  Builds, repairs, sells, leases and manages real estate properties
Recrm Research Co., Ltd........................................                 625         806,209         814,332        0.5
  Building management                                                                     ---------       ---------        ---
Total Real Estate and Warehouse................................                           1,671,880       2,561,912        1.5
                                                                                          ---------       ---------        ---


Restaurants
Saint Marc Co., Ltd...........................................               66,100       2,137,305       2,632,234        1.5
  Restaurants and bakery shop chain
Y's Table Corporation +.......................................                  150         653,995         634,491        0.3
  Operates a variety of restaurants                                                       ---------       ---------        ---
Total Restaurants.............................................                            2,791,300       3,266,725        1.8
                                                                                          ---------       ---------        ---


Retail
Art Vivant Co.,Ltd.............................................              98,000         783,609         844,355        0.5
  Arts and crafts
Askul Corporation..............................................              28,400       1,419,284       1,795,440        1.1
  Catalog shopping
Cawachi Limited................................................              44,800       1,241,833       1,886,792        1.1
  Drug store chain
Edion Corporation..............................................              54,200         276,551         580,368        0.4
  Consumer electronics
Kitamura Co., Ltd..............................................             102,000         805,401       1,057,577        0.6
  Consumer electronics
Meganesuper Co., Ltd...........................................             152,300       2,597,236       2,864,752        1.7
  Eye glasses chain
Nitori Co., Ltd................................................               6,360         182,962         405,579        0.2
  Home furnishings
USS Co., Ltd...................................................              20,890         484,081       1,531,505        0.9
Automobile auction
Village Vanguard Co., Ltd.+....................................                 107         874,867         883,608        0.5
Books, cd's, videos and office supplies
Xebio Co., Ltd.................................................              31,400         892,258         924,843        0.6
Sporting goods                                                                            ---------      ----------        ---
Total Retail...................................................                           9,558,082      12,774,819        7.6
                                                                                          ---------      ----------        ---


Services
Alps Logistics Co., Ltd........................................              89,000         625,430       2,000,734        1.2
Transportation

                       See notes to financial statements

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                               AUGUST 31, 2003

                                 (Unaudited)


                                                                                                                         % of
                                                                                                          Market         Net
                                                                            Shares        Cost            Value          Assets
                                                                            ------        ----            -----          ------
Daiwa Logistics Co., Ltd...............................................      26,000       $ 198,873       $ 196,816        0.1
  Transports housing materials and building steel frames
Fullcast Co., Ltd......................................................         728         608,364       1,843,630        1.1
  Human resources
Hitachi Transport System, Ltd..........................................      98,000         739,446         767,922        0.5
  Freight truck and marine transportation
Nissin Healthcare Food Service Co., Ltd................................     161,100       1,976,466       3,045,061        1.8
  Nursing home caterer
Nova Corporation.......................................................     255,000       1,184,796       2,690,737        1.6
  Language instruction courses
Okinawa Cellular Telephone Company.....................................         177       1,627,644       1,721,521        1.0
  Cellular and car phone services
Pasona Inc.............................................................         167         166,161         459,696        0.3
  Human resources
Sumisho Auto Leasing Corporation.......................................      38,400       1,448,998       1,451,649        0.9
  Auto leasing and maintenance
TKC Corporation........................................................      21,000         356,133         340,671        0.2
  Consulting services
Toei Animation Co., Ltd................................................      28,300       1,447,047       1,415,195        0.8
  Animated cartoon movies production
Tohokushinsha Film Corporation.........................................      79,800       1,254,729       2,181,988        1.3
  Produces tv programs, movies and commercial films
Tokyo Individualized Educational Institute, Inc........................     111,600       1,529,888       1,843,189        1.1
  Individual guidance system for elementary to high
    school students
Toppan Forms Co., Ltd..................................................     105,200       1,113,807       1,286,706        0.8
  Commercial printing
Tow Co., Ltd...........................................................     217,700       1,355,085       1,410,251        0.8
  Entertainment
Yusen Air & Sea Service Co., Ltd.......................................      80,600       2,465,563       2,736,340        1.6
  Domestic and international air freight forwarding                                      ----------      ----------       ----
Total Services.........................................................                  18,098,430      25,392,106       15.1
                                                                                         ----------      ----------       ----


Telecommunications
Forval Corporation.....................................................     140,200       1,624,045       1,286,416        0.8
  Telecommunication equipment                                                            ----------      ----------       ----


Textiles and Apparel
United Arrows Limited..................................................     114,600       1,132,801       2,665,605        1.6
  Casual clothes
Workman Co., Ltd.......................................................      68,000       1,229,140       1,484,975        0.9
  Uniforms
World Co., Ltd.........................................................      27,200         890,215         833,583        0.5
  Apparel manufacturers                                                                  ----------      ----------       ----
Total Textiles and Apparel.............................................                   3,252,156       4,984,163        3.0
                                                                                         ----------      ----------       ----

                      See notes to financial statements

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                               AUGUST 31, 2004

                                 (Unaudited)


                                                                                                                         % of
                                                                                                          Market         Net
                                                                            Shares        Cost            Value          Assets
                                                                            ------        ----            -----          ------
Wholesale
ArcLand Sakamoto Co., Ltd.........................................           76,400       $ 855,253     $ 1,024,882        0.6
  Home appliances
Kato Sangyo Co., Ltd..............................................          146,000       1,099,174       2,276,038        1.4
  Processed foods
Paltac Corporation................................................           50,000         419,835         880,855        0.5
  Cosmetics, toiletries, and other consumer goods
Toba, Inc.........................................................           21,500         203,167         333,395        0.2
  Trading company for control systems
Toshin Denki Co., Ltd.............................................           62,600         789,850         999,440        0.6
  Lighting equipment and electrical engineering materials                               -----------     -----------       ----
Total Wholesale...................................................                        3,367,279       5,514,610        3.3
                                                                                        -----------     -----------       ----
TOTAL INVESTMENTS IN EQUITY SECURITIES............................                      132,162,576     163,888,232       97.5
                                                                                        -----------     -----------       ----


INVESTMENTS IN FOREIGN CURRENCY                                      Principal Amount
                                                                     ----------------
Hong Kong Shanghai Bank-Tokyo
  Non-interest bearing account.....................................  JPY421,313,144    $  3,849,554    $  3,865,790        2.3
                                                                                       ------------    ------------      -----
TOTAL INVESTMENTS IN FOREIGN CURRENCY............................                         3,849,554       3,865,790        2.3
                                                                                       ------------    ------------      -----
TOTAL INVESTMENTS................................................                       136,012,130     167,754,022       99.8
                                                                                       ------------    ------------      -----
OTHER ASSETS LESS LIABILITIES, NET...............................                           332,195         322,330        0.2
                                                                                       ------------    ------------      -----
NET ASSETS.......................................................                      $136,334,325    $168,076,352      100.0
                                                                                       ============    ============      =====

+Non-income producing security


  Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2004.

                     Japanese Yen   JPY   (Y) 108.985 = $1.00





                      See notes to financial statements

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                     STATEMENT OF ASSETS AND LIABILITIES

                               AUGUST 31, 2004

                                 (Unaudited)


ASSETS:
Investments in securities, at market value (cost--$132,162,576).......................        $163,888,232
Investments in foreign currency, at market value (cost--$3,849,554)...................           3,865,790
Receivable for investments sold ......................................................           3,251,399
 Receivable for dividends and interest, net of withholding taxes......................             130,166
Prepaid expenses .....................................................................               8,265
 Cash or cash equivalent..............................................................             818,312
                                                                                               -----------
Total Assets..........................................................................         171,962,164
                                                                                               -----------


LIABILITIES:
Payable for investments purchased.....................................................           3,593,198
Accrued management fee................................................................             133,202
Other accrued expenses................................................................             159,412
                                                                                               -----------
Total Liabilities.....................................................................           3,885,812
                                                                                               -----------


NET ASSETS:
Capital stock (par value of 15,846,384 shares of capital stock outstanding, authorized
100,000,000, par value $0.10 each).....................................................          1,584,638
Paid-in capital........................................................................        167,057,114
Accumulated net realized loss on investments and foreign currency transactions.........        (32,163,372)
Unrealized net appreciation on investments and foreign exchange........................         31,742,027
Accumulated net investment loss........................................................           (144,055)
                                                                                              ------------
Net Assets.............................................................................       $168,076,352
                                                                                              ------------
Net asset value per share..............................................................             $10.61
                                                                                              ============



                      See notes to financial statements

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

                           STATEMENT OF OPERATIONS

                   FOR THE SIX MONTHS ENDED AUGUST 31, 2004

                                 (Unaudited)


INCOME:
Dividend income (less $74,173 withholding taxes)........................    $,024,029
Interest income.........................................................        4,380
                                                                           ----------
Total Income............................................................   $1,028,409
                                                                           ----------


EXPENSES:
Management fee.........................................................       845,958
Legal fees.............................................................        93,298
Custodian fees.........................................................        77,775
Directors' fees and expenses...........................................        47,300
Auditing and tax reporting fees........................................        32,166
Shareholder reports....................................................        23,181
Registration fees......................................................        16,734
Annual meeting expenses................................................        15,873
Transfer agency fees...................................................        11,950
Miscellaneous..........................................................         4,968
 Insurance.............................................................         3,261
                                                                            ---------
Total Expenses.........................................................     1,172,464
                                                                            ---------
INVESTMENT LOSS--NET...................................................     (144,055)
                                                                            ---------



REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain/(loss) on investments and foreign currency transactions:
Net realized gain on investments..........................................................      2,954,654
Net realized gain on foreign exchange.....................................................      3,476,040
                                                                                              -----------
Net realized gain/(loss) on investments and foreign exchange..............................      6,430,694
Change in net unrealized appreciation/(depreciation) on translation of foreign currency
and other assets and liabilities denominated in foreign currency..........................     (3,173,768)
 Change in net unrealized appreciation on investments.....................................     15,951,604
                                                                                              -----------
Net realized and unrealized gain on investments and foreign exchange......................     19,208,530
                                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................    $19,064,475
                                                                                              ===========


                      See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                For the Six
                                                               Months Ended           For the Year
                                                               August 31, 2004           Ended
                                                                (Unaudited)         February 29, 2004
                                                                -----------         ------------------
FROM INVESTMENT ACTIVITIES:
   Net investment income/(loss) ............................   $   (144,055)        $   (499,221)
   Net realized gain/(loss) on investments .................       2,954,654          (5,808,231)
   Net realized gain/(loss) on foreign exchange.............       3,476,040          (1,558,350)
   Change in net unrealized appreciation/(depreciation) on
    investments and foreign exchange .......................      12,777,836          65,948,080
                                                               --------------       --------------
   Increase in net assets derived from operations ..........      19,064,475          58,082,278
                                                               --------------       --------------

NET ASSETS:
   Beginning of period......................................     149,011,877          90,929,599
                                                               --------------       ---------------
   End of period ...........................................    $168,076,352        $149,011,877
                                                               ==============       ===============

                       See notes to financial statements

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

     Japan Smaller Capitalization Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund issued to its shareholders of record as of the close of business on October 25, 1999 nontransferable Rights to subscribe for up to an aggregate of 3,804,940 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held ("Primary Subscription"). The Fund had the ability to increase the number of shares subscribed for in this offering by up to 25% of the Primary Subscription, or an additional 951,235 shares, to honor record date shareholder requests to purchase more shares. During November 1999, the Fund issued a total of 4,458,565 shares of Common Stock on exercise of such Rights at the subscription price of $11.99 per share, compared to a net asset value per share of $16.20 and a market value per share of $12.6875. Additionally, a sales load of 3.75% was charged to each share issued. Right offering costs of approximately $546,000 and the sales load were charged directly against the proceeds of the Rights Offering. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of Securities--Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

     (b) Foreign Currency Transactions -- Transactions denominated in Japanese yen are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund does not isolate that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at August 31, 2004 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

     (c) Security Transactions, Investment Income and Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the exdividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

     (d) Income Taxes -- A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

     Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 7% and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

     (e) Capital Account Reclassification -- For the yearended February 29, 2004, the Fund's accumulated net realized loss was increased by $853 and paid in capital was decreased by $498,368, with an offsetting decrease in accumulated net investment loss of $499,221. This adjustment was primarily the result of the reclassification of foreign currency gains and reclassification of the net operating loss.

     (f) Use of Estimates in Financial Statement Preparation -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.


     (g) Concentration of Risk -- A significant portion ofthe Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility of the market, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

     (h) Indemnifications--Under the Fund's organizational documents its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. Management Agreement and Transactions With Affiliated Persons

     Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), to act as investment adviser for the Fund.

     As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million, .90% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and .80% of the Fund's average weekly net assets in excess of $175 million. For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of .50% of the Fund's average weekly net assets not in excess of $50 million, .45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, .40% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and .35% of the Fund's average weekly net assets in excess of $175 million. Under the Management Agreement, the Fund accrued fees to the Manager of $845,958 for the six months ended August 31, 2004. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $380,441 for the six months ended August 31, 2004. At August 31, 2004, the fee payable to the Manager, by the Fund, was $133,202.

     Certain Officers and/or Directors of the Fund are officers and/or directors of the Manager. Nomura Holdings, Inc. (the Manager's indirect parent) and affiliates earned $0 in commissions on the execution of portfolio security transactions for the six months ended August 31, 2004. The Fund pays each Director not affiliated with the Manager an annual fee of $10,000 plus $1,000 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $47,300 for the six months ended August 31, 2004.

3. Purchases and Sales of Investments

     Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the six months ended August 31, 2004 were $65,979,018 and $68,024,784, respectively.

     As of August 31, 2004, net unrealized appreciation on investments exclusive of investments in foreign currency and short-term securities for Federal income tax purposes was $31,725,656 of which $37,976,524 related to appreciated securities and $6,250,868 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities of $3,849,554 at August 31, 2004 for Federal income tax purposes was $132,162,576. The Fund has a capital loss carryforward as of February 29, 2004 of approximately $38,594,0665 of which $22,683,799 expires February 28, 2010, $6,143,866 expires February 28, 2011 and $9,766,401 expires
February 29, 2012.

                   JAPAN SMALLER CAPITALIZATION FUND, INC.

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share of common stock outstanding throughout the period.



                                                                                   For the Year Ended
                                                                    -----------------------------------------------------
                                                     For the Six    February                                     February
                                                     Months ended      29,              February 28,               29,
                                                    August 31, 2004   ----    -----------------------------       ----
                                                     (Unaudited)      2004       2003       2002       2001       2000
                                                      ---------       ----       ----       ----       ----       ----
Net asset value, beginning of period..................       $9.40      $5.74      $5.86      $7.59     $16.39      $5.86
                                                          --------   --------    -------    -------   --------   --------
Rights offering costs*................................          --         --         --         --         --      (0.16)
                                                          --------   --------    -------    -------   --------   --------
  Net investment loss @...............................       (0.01)     (0.03)     (0.05)     (0.06)     (0.09)     (0.11)
  Net realized and unrealized gain (loss)
    on investments and foreign currency...............        1.22       3.69      (0.07)     (1.59)     (7.89)     11.99
                                                          --------   --------    -------    -------   --------   --------
Total from investment operations......................        1.21       3.66      (0.12)     (1.65)     (7.98)     11.88
Distributions to shareholders from:
  Net realized capital gains..........................          --         --         --      (0.08)     (0.82)        --
  Net investment income...............................          --         --         --         --         --         --
                                                          --------   --------    -------    -------   --------   --------
Total distributions...................................        0.00       0.00      (0.00)     (0.08)     (0.82)      0.00
Decrease in net asset value due to shares
  issued through rights offering*.....................          --         --         --         --         --      (1.19)
                                                          --------   --------    -------    -------   --------   --------
Net asset value, end of period........................      $10.61      $9.40      $5.74      $5.86      $7.59     $16.39
                                                          ========   ========    =======    =======   ========   ========
Market value, end of period...........................      $11.59     $10.79      $6.38      $5.53      $6.89     $11.00
Total investment return+..............................        7.4%      69.1%      15.4%     (18.6%)    (31.1%)     76.0%
Ratio to average net assets/supplemental data:
  Net assets, end of period (in 000)..................    $168,076   $149,012    $90,930    $92,815   $120,275   $259,766
  Operating expenses..................................       1.37%+     1.47%      1.63%      1.58%      1.33%      1.33%
  Net investment loss.................................      (0.17%)+   (0.41%)    (0.75%)    (0.84%)    (0.76%)    (0.88%)
  Portfolio turnover..................................         40%        28%        28%        38%        78%        50%



+Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
*Decrease is due to rights offering (see note 1).
@Based on average shares outstanding.
+Annualized.

BOARD OF DIRECTORS
William G. Barker, Jr.
William K. Grollman
Yasushi Suzuki
Chor Weng Tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Yasushi Suzuki, President
Kiyoharu Ikeda, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary

MANAGER
Nomura Asset Management U.S.A. Inc.
2 World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1-Chome Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan


DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York 10017


JAPAN SMALLER CAPITALIZATION FUND, INC.
2 WORLD FINANCIAL CENTER, BUILDING B,
NEW YORK, NEW YORK 10281
------------------------------------------------------------------------------
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund's independent accountants, PricewaterhouseCoopers LLP, and accordingly, they express no opinion thereon.





==============================================================================





                                    JAPAN

                            Smaller Capitalization

                                  Fund, Inc.





                              SEMI-ANNUAL REPORT

                               AUGUST 31, 2004




==============================================================================


ITEM 2.  CODE OF ETHICS
------------------------------------------------------------------------------
Not Applicable to this semi-annual report


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
------------------------------------------------------------------------------
Not Applicable to this semi-annual report


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------------------------------------
Not Applicable to this semi-annual report


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

------------------------------------------------------------------------------
Not Applicable to this semi-annual report

ITEM 6.  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------
Not Applicable


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------
Not Applicable to this semi-annual report


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
------------------------------------------------------------------------------
Not Applicable


ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
------------------------------------------------------------------------------
Not Applicable


ITEM 10.  CONTROLS AND PROCEDURES
------------------------------------------------------------------------------
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 11.  EXHIBITS
------------------------------------------------------------------------------
(a) (1)  Not Applicable to this semi-annual report
(a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.

(a) (3)  Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                  SIGNATURES
                           ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Yasushi Suzuki
-------------------------------------
Yasushi Suzuki, President
(Principal Executive Officer)

Date:    November 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Yasushi Suzuki
-------------------------------------
Yasushi Suzuki, President
(Principal Executive Officer)

Date:    November 3, 2004

By: /s/ Neil A. Daniele
-------------------------------------
Neil A. Daniele, Assistant Treasurer
(Principal Financial Officer)

Date:    November 3, 2004